Dreyfus Research Growth Fund, Inc.
Summary Prospectus July 1, 2011 As Revised December 1, 2011
Class Ticker A DWOAX C DWOCX I DWOIX Z DREQX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-DREYFUS or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated July 1, 2011 (each as amended or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 8 of the Prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year. Class Z shares are generally not available for new accounts.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Z
Management fees	.75	.75	.75	.75
Distribution (Rule 12b-1) fees	none	.75	none	none
Other expenses (including shareholder services fees)	.61	.82	.25	.25
Total annual fund operating expenses	1.36	2.32	1.00	1.00
Fee waiver and/or expense reimbursement*	(.23)	(.44)	(.12)	(.12)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.13	1.88	.88	.88

*The Dreyfus Corporation has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund until July 1, 2012, so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.88%.
Additionally, The Dreyfus Corporation has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund until at least December 31, 2012, so that the expenses of Class A, Class C, Class I and Class Z shares of the fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.25%, 2.05%, 1.00% and 1.01%, respectively.

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Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$684	$960	$1,256	$2,097
Class C	$291	$682	$1,200	$2,622
Class I	$90	$306	$541	$1,214
Class Z	$90	$306	$541	$1,214

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$684	$960	$1,256	$2,097
Class C	$191	$682	$1,200	$2,622
Class I	$90	$306	$541	$1,214
Class Z	$90	$306	$541	$1,214

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 101.09% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The fund may invest up to 25% of its assets in foreign securities.

The fund invests in stocks selected by a team of core research analysts, with each analyst responsible for fund investments in his or her area of expertise. As the fund's portfolio managers, these analysts utilize a fundamental, bottom-up research process to identify investments for the fund. The fund invests in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation. The analysts, under the direction of the director of the core research team, determine the fund's allocations among market sectors. The fund's portfolio is structured so that its sector weightings generally are similar to those of the Russell 1000® Growth Index, the fund's benchmark.

The fund typically sells a security when the research analyst responsible for the investment believes there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.

• Foreign investment risk. Investments in foreign securities carry additional risks, including exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

Dreyfus Research Growth Fund Summary	2

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class Z shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class Z
Best Quarter Q3, 2010: 16.60% Worst Quarter Q4, 2008: -21.45%
The year-to-date total return of the fund's Class Z shares as of March 31, 2011 was 6.28%

After-tax performance is shown only for Class Z shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

For the fund's Class A, Class C and Class I shares, periods prior to September 30, 2008 reflect the performance of the fund's Class Z shares adjusted to reflect any applicable sales charges. Such performance figures have not been adjusted to reflect applicable class fees and expenses; if such fees and expenses had been reflected, the performance shown for Class A, Class C and Class I shares would have been lower. Class Z shares generally are not available for new accounts.

Average Annual Total Returns (as of 12/31/10)
Class (Inception Date)	1 Year	5 Years	10 Years
Class Z returns before taxes (2/7/72)	22.56%	5.07%	2.19%
Class Z returns after taxes on distributions	22.53%	4.40%	1.82%
Class Z returns after taxes on distributions and sale of fund shares	14.68%	4.24%	1.80%
Class A returns before taxes (9/30/08)	15.24%	3.66%	1.51%
Class C returns before taxes (9/30/08)	19.62%	4.40%	1.87%
Class I returns before taxes (9/30/08)	22.36%	4.96%	2.14%
Russell 1000 Growth Index, reflects no deduction for fees, expenses or taxes	16.71%	3.75%	0.02%
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation. Investment decisions for the fund are made by members of the core research team of The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation, each of whom also is an employee of The Dreyfus Corporation and manages the fund in that capacity. The team members primarily responsible for managing the fund are Elizabeth Slover, David Sealy and Barry Mills. Ms. Slover has been a portfolio manager of the fund since June 2005. She is a managing director at TBCAM, and is the director of TBCAM's core research team. Mr. Sealy has been a portfolio manager of the fund since September 2008. He is an analyst on the core research team of TBCAM. Mr. Mills has been a portfolio manager of the fund since September 2008. He is an analyst on the core research team of TBCAM.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-DREYFUS or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268.

Dreyfus Research Growth Fund Summary	3

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Dreyfus Research Growth Fund Summary	4